EXHIBIT 4.1

TEMPORARY CERTIFICATE -- EXCHANGEABLE FOR DEFINITIVE ENGRAVED CERTIFICATE WHEN READY FOR DELIVERY

                          INCORPORATED UNDER THE LAWS
                            OF THE STATE OF DELAWARE

COMMON STOCK                                                        COMMON STOCK
   NUMBER                                                              SHARES

                                                               CUSIP 893878 10 8
TRANSPORTATION COMPONENTS, INC.

                                             SEE REVERSE FOR CERTAIN DEFINITIONS
THIS CERTIFIES THAT

IS THE OWNER OF

FULLY PAID AND NONASSESSABLE SHARES OF RESTRICTED COMMON STOCK OF

Transportation Components, Inc. d/b/a Transcom USA (hereinafter called the "Corporation"), transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney on surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be subject to all the provisions of the Certificate of Incorporation of the Corporation, as now or hereafter amended, copies of which are on file at the office of the Transfer Agent, to all of which the holder hereof by acceptance of this certificate assents. This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar. Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

DATED:


                                                             /s/T. Michael Young
                                                                    CHAIRMAN AND
                                                         CHIEF EXECUTIVE OFFICER

                                                          /s/Paul E. (illegible)
                                                                       SECRETARY

COUNTERSIGNED AND REGISTERED:
          AMERICAN STOCK TRANSFER & TRUST COMPANY
                    NEW YORK, N.Y.
                                                  TRANSFER AGENT
                                                  AND REGISTRAR
BY
                                            AUTHORIZED SIGNATURE

                        Transportation Components, Inc.
                               d/b/a TransCom USA

     The Corporation will furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof, and the qualifications, limitations and restrictions of such preferences and/or rights. Such statement may be obtained by a request in writing to the office of the Transfer Agent.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM   --   as tenants in common
TEN ENT   --   as tenants by the entireties
JT TEN    --   as joint tenants with right of
               survivorship and not as tenants
               in common
TOD       --   transfer on death direction in the event of
               owner's death, to person named on face

UNIF GIFT MIN ACT--     __________ Custodian __________
                         (Cust)               (Minor)

                        under Uniform Gifts to Minors
                        Act ________________________
                                    (State)

UNIF TRAN MIN ACT--     ____________ as Custodian for _____________
                           (Cust)                        (Minor)

                        under Uniform Transfers to Minors
                        Act _____________________________
                                      (State)

    Additional abbreviations may also be used though not in the above list.

For Value Received, _____________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE


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(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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                                                                         Shares
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of the capital stock represented by the within certificate, and do hereby irrevocably constitute and appoint
                                                                        Attorney
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to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated _______________

X ___________________________
X ___________________________

NOTICE:

THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed:

By ___________________________________

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

AMERICAN BANK NOTE COMPANY                  PRODUCTION COORDINATOR: LISA MARTIN:
  680 BLAIR MILL ROAD                                   215-830-2155
   HORSHAM, PA 19044                               PROOF OF JUNE 3, 1998
    (215) 657-3480                                    TRANSPORTATION
                                                        H 57104bk1
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SALES: J. NAPOLITANO: 212-557-9100                OPERATOR:             eg
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/NET/BANKNOTE/HOME 52/TRANSPORTATION/H57104               NEW
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